Exhibit 10.1

TENTH AMENDMENT TO COMBINED CREDIT AGREEMENTS

THIS TENTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of December 21, 2010 (this “Amendment”), is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “U.S. Lenders”), each of the Lenders (as defined in the Canadian Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “Canadian Lenders” and, together with the U.S. Lenders, the “Consenting Combined Lenders”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).

W I T N E S S E T H:

1.     The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.

2.     The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.

3.     The U.S. Borrower and the Canadian Borrower (collectively, the “Combined Borrowers”) have requested (a) that the Canadian Credit Agreement be amended to increase the sublimit for issuances of Letters of Credit to U.S.$100,000,000 and (b) that the Combined Credit Agreements be amended to extend their maturity dates as provided in this Amendment.

4.     The U.S. Borrower has also requested that the Combined Lenders consent to the release of 5,000,000 BBEP Common Units (the “Release of BBEP Common Units”), and, in reliance on the representations and warranties of the U.S. Borrower contained herein, and subject to the terms, and satisfaction or waiver of the conditions precedent, set forth herein, the Combined Lenders consent to the Release of BBEP Common Units, as provided in Section III hereof.

5.     Subject to and upon the terms and conditions set forth herein, the Combined Lenders have agreed to the Combined Borrowers’ requests.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.      Amendments to U.S. Credit Agreement.  In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section IV hereof, the definition of “Maturity Date” contained in Section 1.1 of the U.S. Credit Agreement shall be amended and restated effective as of the Effective Date in full as follows:

“Maturity Date” means February 9, 2013, as such date may be extended pursuant to Section 2.9(e).

II.     Amendments to Canadian Credit Agreement.  In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section IV hereof, the Canadian Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section II:

A.     Amendment to Definition of Maturity Date.  The definition of “Maturity Date” contained in Section 1.1 of the Canadian Credit Agreement shall be amended and restated in full as follows:

“Maturity Date” means February 9, 2013, as such date may be extended pursuant to Section 2.8(e).

B.     Amendment to Letters of Credit Provision.  Subsection (i) of Section 2.4(b) of the Canadian Credit Agreement shall be amended by amending and restating such subsection in its entirety to read in full as follows:

(i) the aggregate LC Exposure shall not exceed U.S. $100,000,000 and

III.     Consent to Release of BBEP Common Units.  The U.S. Borrower hereby requests that the Combined Lenders consent to the Release of BBEP Common Units and waive any violation of the U.S. Credit Agreement that would otherwise exist or arise as a result of such release in the absence of such consent.  In reliance on the representations and warranties of the U.S. Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section IV hereof, the Combined Lenders hereby consent to the Release of BBEP Common Units and waive any violation of the U.S. Credit Agreement that would otherwise exist or arise upon such release in the absence of such consent.  On and following the Effective Date, the Global Administrative Agent is hereby authorized and directed to execute and deliver such documents and instruments, including without limitation lien releases, as may be required to release the Liens of the Global Administrative Agent existing upon such BBEP Common Units.  This consent is limited solely to the Release of BBEP Common Units, and nothing contained herein shall be deemed a consent to, or waiver of, any other action or inaction of the U.S. Borrower or the Canadian Borrower.  Neither the Global Administrative Agent nor the Combined Lenders shall be obligated to grant any future waivers, consents or amendments with respect to the Combined Credit Agreements or any other Loan Document.

IV.     Conditions Precedent to Amendment.  This Amendment shall be effective as of the date first set forth above when the following conditions precedent have been satisfied (the “Effective Date”):

A.     The Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and each Lender (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

B.     The Combined Borrowers shall have paid (i) any and all fees payable to the Global Administrative Agent or certain Combined Lenders pursuant to or in connection with this Amendment in consideration for the agreements set forth herein and (ii) all reasonable out-of-pocket fees and expenses of counsel for the Global Administrative Agent incurred, to the extent the same have been invoiced and sent to the U.S. Borrower at least two (2) Business Days prior to the Effective Date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and any other Combined Loan Documents to be executed and delivered in connection therewith.

C.     No Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency shall have occurred which is continuing.

D.     The Global Administrative Agent shall have received a certificate of an Authorized Officer of U.S. Borrower dated as of the Effective Date, certifying:

(i)     that attached to such certificate is (a) a true and complete copy of the Organic Documents of U.S. Borrower, as in effect on the date of such certificate, (b) a true and complete copy of a certificate from the applicable Governmental Authority of the jurisdiction of U.S. Borrower’s organization to the effect that such entity is validly existing in such jurisdiction, and (c) a true and complete copy of a certificate from the appropriate Governmental Authority of each jurisdiction (without duplication) to the effect that U.S. Borrower is duly qualified to transact business in such jurisdiction as a foreign entity, if the failure to be so qualified would reasonably be expected to have a Material Adverse Effect;

(ii)    that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors of U.S. Borrower, authorizing the execution, delivery and performance of the Tenth Amendment and the extension of the Maturity Date;

(iii)   that attached thereto is (a) a true and complete copy of a certificate of status from the applicable Governmental Authority of the jurisdiction of U.S. Borrowers’ organization as to the existence and the good standing of U.S. Borrower, dated as of a recent date, and (b) a true and complete copy of a certificate from the appropriate Governmental Authority of each jurisdiction (without duplication) to the effect that U.S. Borrower is in good standing in such jurisdiction as a foreign entity, if the failure to be so qualified would reasonably be expected to have a Material Adverse Effect; and

(iv)  as to the incumbency and specimen signature of each Authorized Officer of U.S. Borrower executing the Tenth Amendment.

E. The Global Administrative Agent shall have received a certificate of an Authorized Officer of Canadian Borrower dated as of the Effective Date, certifying:

(i)     that attached to such certificate is (a) a true and complete copy of the Organic Documents of Canadian Borrower, as in effect on the date of such certificate, (b) a true and complete copy of a certificate from the applicable Governmental Authority of the jurisdiction of Canadian Borrower’s organization to the effect that such entity is validly existing in such jurisdiction, and (c) a true and complete copy of a certificate from the appropriate Governmental Authority of each jurisdiction (without duplication) to the effect that Canadian Borrower is duly qualified to transact business in such jurisdiction as a foreign entity, if the failure to be so qualified would reasonably be expected to have a Material Adverse Effect;

(ii)    that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors of Canadian Borrower, authorizing the execution, delivery and performance of the Tenth Amendment and the extension of the Maturity Date;

(iii)   that attached thereto is (a) a true and complete copy of a certificate of status from the applicable Governmental Authority of the jurisdiction of Canadian Borrowers’ organization as to the existence and the good standing of Canadian Borrower, dated as of a recent date, and (b) a true and complete copy of a certificate from the appropriate Governmental Authority of each jurisdiction (without duplication) to the effect that Canadian Borrower is in good standing in such jurisdiction as a foreign entity, if the failure to be so qualified would reasonably be expected to have a Material Adverse Effect; and

(iv)   as to the incumbency and specimen signature of each Authorized Officer of Canadian Borrower executing the Tenth Amendment.

F.     The Global Administrative Agent shall have received opinions, dated the Effective Date, addressed to the Global Administrative Agent, the Canadian Administrative Agent and all Lenders, from (i) McCarthy Tétrault LLP, counsel to Canadian Borrower, (ii) Davis Polk, U.S. counsel to the U.S. Borrower, and (iii) the General Counsel of the U.S. Borrower, in each case in form and substance reasonably satisfactory to the Global Administrative Agent, such opinions covering such matters relating to the U.S. Borrower and the Canadian Borrower, as applicable, as the Global Administrative Agent shall reasonably request.

G.     The Global Administrative Agent shall have received such other customary legal opinions, instruments and documents (including, without limitation, any mortgage modifications) as any of the Global Administrative Agent, the Combined Lenders or their counsel may have reasonably requested.

V.     Reaffirmation of Representations and Warranties.  To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

(i)     The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).

(ii)    Each of the Combined Loan Parties (a) is a corporation or limited partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate or limited partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation or limited partnership in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(iii)   The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Amendment and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate or limited partnership powers, (b) when executed will be duly authorized by all necessary corporate or limited partnership action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (1) actions or filings pursuant to the Exchange Act and (2) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.

(iv)   This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (b) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

(v)    Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents, after giving effect to the amendments and consents contained herein.  Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect.  The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(vi)   No event or events have occurred since December 31, 2009 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

VI.     Defined Terms.  Capitalized terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

VII.    Reaffirmation of Combined Credit Agreements.  This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, and the other Combined Loan Documents are hereby ratified, approved and confirmed in each and every respect.  All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

VIII.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.

IX.   Severability of Provisions.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

X.    Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.

XI.   Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XII.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).  Nothing in this Amendment, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Amendment.

XIII. No Oral Agreements.  THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

XIV. Loan Document.  This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.

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IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.,
a Delaware corporation, as U.S. Borrower

By:	/s/ Philip Cook
Philip Cook
Senior Vice President – Chief Financial Officer

CANADIAN BORROWER

QUICKSILVER RESOURCES CANADA INC.,
an Alberta, Canada corporation, as Canadian Borrower

By:	/s/ Philip Cook
Philip Cook
Vice President – Finance

Each of the undersigned (i) acknowledge, consent and agree to this Amendment and each of the terms and provisions contained herein, and (ii) agree that the Combined Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED, CONSENTED AND AGREED TO as of the date first above written:

COWTOWN GAS PROCESSING L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ Philip Cook
Philip Cook
Senior Vice President – Chief Financial Officer

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Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By:	/s/ Philip Cook
Philip Cook
Senior Vice President – Chief Financial Officer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By:	/s/ Philip Cook
Philip Cook
Senior Vice President – Chief Financial Officer

COWTOWN PIPELINE L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ Philip Cook
Philip Cook
Senior Vice President – Chief Financial Officer

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AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender

By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois
Senior Vice President

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

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BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

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BNP PARIBAS, as a U.S. Lender

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

By:	/s/ Juan Carlos Sandoval
Name:	Juan Carlos Sandoval
Title:	Vice President

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UBS LOAN FINANCE LLC, as a U.S. Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director
Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

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THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a U.S. Lender

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

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THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Phillip Ballard
Name:	Phillip Ballard
Title:	Managing Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

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CITIBANK, N.A., as a U.S. Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

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UNION BANK , N.A. (formerly known as Union Bank of California, N.A.), as a U.S. Lender

By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Vice President

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WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ David Brooks
Name:	David Brooks
Title:	Director

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TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	General Manager

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COMPASS BANK, as a U.S. Lender

By:	/s/ Spencer Stasney
Name:	Spencer Stasney
Title:	Vice President

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SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

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COMERICA BANK, as a U.S. Lender

By:	/s/ James A. Morgan
Name:	James A. Morgan
Title:	Vice President

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STERLING BANK, as a U.S. Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Banking Officer

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CIBC INC., as a U.S. Lender

By:	/s/ Trudy W Nelson
Name:	Trudy W Nelson
Title:	Authorized signatory

By:	/s/ Doug Cornett
Name:	Doug Cornett
Title:	Authorized signatory

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KEYBANK, N.A., as a U.S. Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Vice President

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EXPORT DEVELOPMENT CANADA, as a U.S. Lender

By:	/s/ Richard Leong
Name:	Richard Leong
Title:	Asset Manager

By:	/s/ Arturo Polisena
Name:	Arturo Polisena
Title:	Asset Manager

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BARCLAYS BANK PLC, as a U.S. Lender

By:	/s/ Allen Huang
Name:	Allen Huang
Title:	AVP

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH [f/k/a CREDIT SUISSE CAYMAN ISLANDS BRANCH], as a U.S. Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

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SCOTIABANC INC., as a U.S. Lender

By:	/s/ J. F. Todd
Name:	J. F. Todd
Title:	Managing Director

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GOLDMAN SACHS BANK USA, as a U.S. Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

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BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Vice President

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BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ David Foltz
Name:	David Foltz
Title:	Managing Director

By:	/s/ Michael Gosselin
Name:	Michael Gosselin
Title:	Managing Director

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Tenth Amendment to Combined Credit Agreements
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UBS AG, CANADA BRANCH, as a Canadian Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director
Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

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Tenth Amendment to Combined Credit Agreements
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DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Rod O'Hara
Name:	Rod O'Hara
Title:	Director

By:	/s/ Renate Engel
Name:	Renate Engel
Title:	Assistant Vice President

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Tenth Amendment to Combined Credit Agreements
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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON NEW YORK BRANCH, as a Canadian Lender

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

[Signature Page]
Tenth Amendment to Combined Credit Agreements
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CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Ivan Davey
Name:
Title:

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Tenth Amendment to Combined Credit Agreements
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UNION BANK, CANADA BRANCH (formerly known as Union Bank of California, N.A., Canada Branch), as a Canadian Lender

By:	/s/ Phil Taylor
Name:	Phil Taylor
Title:	Senior Vice President

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender

By:	/s/ Paul Young
Name:	Paul Young
Title:	Vice President

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender

By:	/s/ Alfred Lee
Name:	Alfred Lee
Title:	Senior Vice President

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ David Baldoni
Name:	David Baldoni
Title:	Managing Director

By:	/s/ Paul Primavesi
Name:	Paul Primavesi
Title:	Director

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Susan Starkey
Name:	Susan Starkey
Title:	Senior Manager, Operations

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Executive Director

By:	/s/ Chris Perks
Name:	Chris Perks
Title:	Managing Director

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a Canadian Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Vice President

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a Canadian Lender

By:	/s/ Allen Huang
Name:	Allen Huang
Title:	AVP

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Bruce F. Wetherly
Name:	Bruce F. Wetherly
Title:	Director and Principal Officer

[Signature Page]
Tenth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.